Exhibit 10.6
CONTRIBUTION AGREEMENT
THIS CONTRIBUTION AGREEMENT (this “Agreement”) is entered into as of the 7th day of August, 2019 by and among CARTER VALIDUS MISSION CRITICAL REIT II, INC., a Maryland corporation (“Borrower”), CARTER VALIDUS OPERATING PARTNERSHIP II, LP, a Delaware limited partnership (“CVOP II”), EACH OF THE ENTITIES IDENTIFIED AS “SUBSIDIARY GUARANTORS” ON THE SIGNATURE PAGES OF THIS AGREEMENT (the “Initial Guarantors”) and EACH ADDITIONAL GUARANTOR (AS DEFINED IN THE CREDIT AGREEMENT [HEREINAFTER DEFINED]) THAT MAY HEREAFTER BECOME A PARTY TO THIS AGREEMENT (CVOP II, Initial Guarantors and such Additional Guarantors are sometimes hereinafter referred to individually as a “Guarantor” and collectively as “Guarantors”, and the Borrower and the Guarantors are sometimes hereinafter referred to individually as a “ Contributing Party” and collectively as the “Contributing Parties”).
W I T N E S S E T H:
WHEREAS, Borrower, KeyBank National Association (“KeyBank”), the other lending institutions which are or may hereafter become a party thereto (KeyBank, together with such other lending institutions are hereinafter referred to collectively as the “Lenders”) and KeyBank, as administrative agent (the “Agent”) have entered into that certain Term Loan Agreement dated of even date herewith (as the same may from time to time be amended, modified, restated or extended, being hereinafter referred to collectively as the “Loan Agreement”), and pursuant to the Loan Agreement, the Lenders have agreed to extend credit or otherwise provide financial accommodations to the Borrower;
WHEREAS, as a condition to the making of certain Loans pursuant to the Loan Agreement, the Lenders have required that the Guarantors execute and deliver that certain Unconditional Guaranty of Payment and Performance, dated as of even date herewith (as the same may from time to time be amended, modified, restated or extended, being hereinafter referred to collectively as the “Guaranty”), pursuant to which, among other things, the Guarantors have agreed to guarantee the respective obligations described in the Guaranty;
WHEREAS, CVOP II is a direct subsidiary of Borrower and the Subsidiary Guarantors are indirect wholly owned subsidiaries of Borrower; and
WHEREAS, the Guarantors are engaged in common business enterprises related to those of the Borrower and each Guarantor will derive substantial direct or indirect economic benefit from the effectiveness and existence of the Loan Agreement and other Loan Documents.
NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce the Lenders to make the Loans and the Contributing Parties to execute and deliver the Loan Documents to which they are a party, it is agreed as follows:
1.Definitions. Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

2.    Contribution.
(a)    To the extent that a Borrower or a Guarantor shall make a payment (a “Payment”) of a portion of the Obligations, then the Borrower or Guarantor that made the Payment shall be entitled to contribution and indemnification from, and be reimbursed by, the other Contributing Parties in an amount equal to the lesser of (a) the amount derived by subtracting from any such Payment the “Allocable Amount” (as defined herein) of such Contributing Party, and (b) the “Allocable Amount” (as defined herein) for the other Contributing Parties.
(b)    As of any date of determination, the “Allocable Amount” of each Contributing Party shall be equal to the maximum amount of liability which could be asserted against such Contributing Party hereunder with respect to the applicable Payment without (i) rendering such Contributing Party “insolvent” within the meaning of Section 101(32) of the Federal Bankruptcy Code (the “Bankruptcy Code”) or Section 2 of either the Uniform Fraudulent Transfer Act (the “UFTA”) or the Uniform Fraudulent Conveyance Act (the “UFCA”) or the fraudulent conveyance and transfer laws of the State of New York or such other jurisdiction whose laws shall be determined to apply to the transactions contemplated by this Agreement (the “Applicable State Fraudulent Conveyance Laws”), (ii) leaving such Contributing Party with unreasonably small capital, within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or Section 5 of the UFCA or the Applicable State Fraudulent Conveyance Laws, or (iii) leaving such Contributing Party unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or Section 6 of the UFCA or the Applicable State Fraudulent Conveyance Laws.
3.    Keepwell. Each Qualified ECP Contributing Party hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Contributing Party to honor all of its obligations under the Guaranty or the other Loan Documents in respect of the Hedge Obligations (provided, however, that each Qualified ECP Contributing Party shall only be liable under this Section 3 for the maximum amount of such liability that can be incurred without rendering its obligations under this Section 3, or otherwise under the Guaranty or the other Loan Documents voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Contributing Party under this Section 3 shall remain in full force and effect until a discharge of the obligations of Guarantors under the Guaranty if such Qualified ECP Contributing Party is a Guarantor, or of Borrower under the Loan Agreement and the other Loan Documents and the Hedge Documents if such Qualified ECP Contributing Party is the Borrower. Each Qualified ECP Contributing Party intends that this Section 3 constitute, and this Section 3 shall be deemed to constitute, a keepwell, support, or other agreement for the benefit of each other Contributing Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. For purposes of Section 3 of this Agreement, the term “Qualified ECP Contributing Party” means, in respect of any Hedge Obligation, each Contributing Party that has total assets exceeding $10,000,000 at the time the time such party becomes a party to the Guaranty or grant of the relevant security interest becomes effective with respect to such Hedge Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

4.    No Impairment. This Agreement is intended only to define the relative rights of the Contributing Parties, and nothing set forth in this Agreement is intended to or shall reduce or impair the obligations of any Contributing Party to pay any amounts, as and when the same shall become due and payable in accordance with the terms of the applicable Loan Documents.
5.    Rights Constitute Assets. The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets in favor of each Contributing Party.
6.    Effectiveness. This Agreement shall become effective upon its execution by each of the Contributing Parties and shall continue in full force and effect and may not be terminated or otherwise revoked by any Contributing Party until all of the Obligations shall have been indefeasibly paid in full (in lawful money of the United States of America) and discharged, all Letters of Credit are returned undrawn, and the Loan Agreement and financing arrangements evidenced and governed by the Loan Agreement shall have been terminated.
7.    WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS. EACH OF BORROWER, GUARANTORS, AGENT AND THE LENDERS HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. BORROWER AND EACH GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, PUNITIVE OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER AND EACH GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER OR THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER OR THE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 7. BORROWER AND EACH GUARANTOR ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS SECTION 7 WITH LEGAL COUNSEL AND THAT EACH BORROWER AND GUARANTOR AGREES TO THE FOREGOING AS ITS FREE, KNOWING AND VOLUNTARY ACT.
8.    Governing Law. This Agreement shall, pursuant to New York General Obligations Law Section 5‑1401, be governed by and construed in accordance with the laws of the State of New York.
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IN WITNESS WHEREOF, the Borrower and the Guarantors have executed and delivered this Agreement, under seal, as of the date first above written.
BORROWER:
CARTER VALIDUS MISSION CRITICAL REIT II, INC., a Maryland corporation
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(SEAL)

CVOP II:
CARTER VALIDUS OPERATING PARTNERSHIP II, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its general partner

By:/s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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SUBSIDIARY GUARANTORS:

HC-11250 FALLBROOK DRIVE, LLC,
HCII-5525 MARIE AVENUE, LLC,
HEALTH CARE II-110 CHARLOIS BOULEVARD, LLC,
HCII-150 YORK STREET, LLC,
HCII-1800 PARK PLACE AVENUE, LLC,
HCII-5100 INDIAN CREEK PARKWAY, LLC,
DCII-505 W. MERRILL STREET, LLC,
HCII-30 PINNACLE DRIVE, LLC,
HCII-110 EAST MEDICAL CENTER BLVD., LLC,
HCII-15 ENTERPRISE DRIVE, LLC,
HCII-68 CAVALIER BOULEVARD, LLC,
HCII-107 FIRST PARK DRIVE, LLC,
HCII-3590 LUCILLE DRIVE, LLC,
HCII-237 WILLIAM HOWARD TAFT ROAD, LLC,
HCII-2752 CENTURY BOULEVARD, LLC,
HCII-200 MEMORIAL DRIVE, LLC,
DCII-5400-5510 FELTL ROAD, LLC,
HCII-2001 HERMANN DRIVE, LLC,
HCII-1131 PAPILLION PARKWAY, LLC,
HCII-HERITAGE PARK, LLC,
HCII-HPI HEALTHCARE PORTFOLIO, LLC,
HCII-750 12TH AVENUE, LLC,
DCII-700 AUSTIN AVENUE, LLC,
HCII HPI-3110 SW 89TH STREET, LLC,
HCII HPI-1616 S. KELLY AVENUE, LLC,
HCII HPI-3212 89TH STREET, LLC,
HCII HPI-300 NW 32ND STREET, LLC,
HCII HPI-3125 SW 89TH STREET, LLC, and
HCII HPI-3115 SW 89TH STREET, LLC,
each a Delaware limited liability company

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its general partner
By:/s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(SEAL)

Signature Page to Contribution Agreement

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DCII-5225 EXCHANGE DRIVE, LLC,
DCII-3255 NEIL ARMSTRONG BOULEVARD, LLC,
DCII-200 CAMPUS DRIVE, LLC,
HCII-11200 NORTH PORTLAND AVENUE, LLC,
DCII-400 MINUTEMAN ROAD, LLC,
DCII-2601 W. BROADWAY ROAD, LLC,
C&Y PARTNERS, LLC,
DCII-1501 OPUS PLACE, LLC,
DCII-10309 WILSON BLVD., LLC,
HCII-2111 OGDEN AVENUE, LLC,
DCII-1400 CROSSBEAM DRIVE, LLC,
DCII-1400 KIFER ROAD, LLC,
DCII-8700 GOVERNORS HILL DRIVE, LLC,
HCII-9800 LEVIN ROAD NW, LLC,
HCII-4409 NW ANDERSON HILL ROAD, LLC,
DCII-2005 EAST TECHNOLOGY CIRCLE, LLC,
HCII-1015 S. WASHINGTON AVENUE, LLC,
DCPII-SAC-11085 SUN CENTER DRIVE, LLC,
DCPII-SAC-3065 GOLD CAMP DRIVE, LLC,
DCII-4121 PERIMETER CENTER PLACE, LLC,
HCII-455 PARK GROVE DRIVE, LLC,
DCII-400 HOLGER WAY, LLC,
HCII-2006 4TH STREET, LLC,
HCII-307 E. SCENIC VALLEY AVENUE, LLC,
DCII-4726 HILLS AND DALES ROAD NW, LLC,
HCII-3&5 MEDICAL PARK DRIVE, LLC,
HCII-1200 NORTH MAIN STREET, LLC,
HCII-124 SAWTOOTH OAK STREET, LLC,
HCII-23157 I-30 FRONTAGE ROAD, LLC,
HCII-2412 AND 2418 NORTH OAK STREET, LLC, and
HCII-12499 UNIVERSITY AVENUE, LLC,
each a Delaware limited liability company

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its general partner
By:/s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(SEAL)

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HCII-30 PINNACLE DRIVE PA, LP, a Delaware limited partnership

By:	HCII-30 Pinnacle Drive, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By:/s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(SEAL)
HCII-2752 CENTURY BOULEVARD PA, LP, a Delaware limited partnership

By:	HCII-2752 Century Boulevard, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By:/s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

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HCII-110 CHARLOIS BOULEVARD, LP, a Delaware limited partnership

By:	Health Care II-110 Charlois Boulevard, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By:/s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(SEAL)
DCII-1400 CROSSBEAM DR., LP, a Delaware limited partnership

By:	DCII-1400 Crossbeam Drive, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By:/s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(SEAL)

Signature Page to Contribution Agreement